OPPENHEIMER RISING DIVIDENDS FUND

Supplement dated May 31, 2018 to the

Summary Prospectus dated December 29, 2017

This supplement amends the Summary Prospectus of Oppenheimer Rising Dividends Fund (the "Fund"), and is in addition to any other supplement(s).

Effective June 29, 2018:

The section titled "Portfolio Managers" is deleted in its entirety and replaced with the following:

Portfolio Managers. Manind ("Mani") Govil, CFA, has been a Vice President and portfolio manager of the Fund since October 2016 and Raman Vardharaj, CFA, has been portfolio manager of the Fund since June 2018.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference

May 31, 2018	PS0225. 040